CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Roan Resources, Inc. (the “Company”) for the period ending September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tony C. Maranto, Chairman, President and Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2018
/s/ Tony C. Maranto
Tony C. Maranto
Chairman, President and Chief Executive Officer